UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 22, 2006

GIBRALTAR INDUSTRIES, INC.

(Exact name of registrant as specified in its chapter)

Delaware	0-22462	16-1445150

(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation )	Number)	Identification No.)

3556 Lake Shore Road
P.O. Box 2028
Buffalo, New York		14219-0228

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (716) 826-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 1.01. Entry into a Material Definitive Agreement
ITEM 1.02. Termination of a Material Definitive Agreement
ITEM 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1: 2005 EQUITY INCENTIVE PLAN
EX-10.2: CHANGE IN CONTROL AGREEMENT
EX-10.3: FIRST AMENDMENT TO 2003 INCENTIVE STOCK OPTION PLAN
EX-10.4: FIRST AMENDMENT TO SECOND AMENDMENT & RESTATEMENT OF RESTRICTED STOCK PLAN
EX-10.5: FIRST AMENDMENT TO SECOND AMENDMENT & RESTATEMENT OF NON-QUALIFIED STOCK OPTION PLAN

ITEM 1.01. Entry into a Material Definitive Agreement.
Awards of Restricted Stock to Outside Directors
     On May 22, 2006, Gibraltar Industries, Inc. (the “Company”) granted an award of one thousand (1,000) shares of restricted stock to each of David N. Campbell, William J. Colombo, William P. Montague, Robert E. Sadler, Jr., Arthur A. Russ, Jr. and Gerald S. Lippes (collectively the “Outside Directors”) as permitted by the terms of the Gibraltar Industries, Inc. 2005 Equity Incentive Plan, an equity incentive compensation plan approved by the stockholders of the Company on May 19, 2005. Holders of restricted stock are not permitted to transfer such shares until the restrictions on transferability of the shares lapse as provided by the award. During the period between the date an award of restricted stock is made and the date the restrictions on the transferability of such shares lapse, the recipient of the award is entitled to vote the restricted shares and to receive dividends paid on such shares. The restrictions on the transferability of the restricted stock awarded to the Outside Directors pursuant to the May 22, 2006 awards lapse on the earliest to occur of: (a) the third (3rd) anniversary of the date hereof; (b) the date the recipient retires from his position as a member of the Company’s Board of Directors; (c) the date of the recipient’s death; (d) the date it is determined that the recipient suffers from a disability; or (e) a change in control of the Company.
     The foregoing description of the terms of the instrument granting the shares of restricted stock to the Company’s Outside Directors is qualified in its entirety by reference to the terms of the award instrument, a form of which is filed as Exhibit 10.1 hereto.
Amendment and Restatement of Change in Control Agreement
     On May 22, 2006, the Company amended and restated the Change in Control Agreement which the Company entered into with David W. Kay, its Executive Vice President, Chief Financial Officer and Treasurer (the “Chief Financial Officer”). The original Change in Control Agreement between the Company and the Chief Financial Officer, dated April 7, 2005, provided that, if a change in control of the Company occurred, the Chief Financial Officer would receive a lump sum payment equal to his Annual Compensation (as defined in the original Change in Control Agreement) only if his employment was terminated within one (1) year following the change in control. As amended and restated, the Change in Control Agreement now provides that the Chief Financial Officer will be entitled to a lump sum payment upon the occurrence of the change in control, regardless of whether his employment with the Company is terminated. The amended and restated Change in Control Agreement also provides that the Chief Financial Officer is entitled to receive shares of common stock of the Company equal to the number of shares of common stock of the Company the Chief Financial Officer is eligible to receive under any long term incentive compensation plan previously adopted by the Company for the Chief Financial Officer, even though at the time the change in control of the Company occurs the additional shares of common stock of the Company may not have been earned by him.

     The foregoing description of the amended and restated Change in Control Agreement for the Company’s Chief Financial Officer is qualified in its entirety by reference to the terms and conditions of that agreement, a copy of which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.
ITEM 1.02. Termination of a Material Definitive Agreement
Termination of the 2003 Gibraltar Incentive Stock Option Plan
     On May 22, 2006, the Company adopted an amendment to the 2003 Gibraltar Incentive Stock Option Plan (the “2003 Incentive Stock Option Plan”) providing for the termination of the 2003 Incentive Stock Option Plan effective April 1, 2005, (the date that the Gibraltar Industries, Inc. 2005 Equity Incentive Plan (the “Omnibus Plan”) became effective). The 2003 Incentive Stock Option Plan is deemed to be material under Securities and Exchange Commission Regulation S-K Item 601(b)(10)(iii)(A) as a compensatory plan in which named executive officers of the Company participate. The 2003 Incentive Stock Option Plan was terminated in connection with the Company’s adoption of the Omnibus Plan which provides the Company the authority to issue incentive stock option awards to employees and named executive officers of the Company.
     The Amendment to the 2003 Incentive Stock Option Plan providing for the termination of the 2003 Incentive Stock Option Plan, a copy of which is filed as Exhibit 10.3 hereto, is incorporated herein by reference.
Termination of Gibraltar Steel Corporation Restricted Stock Plan
     On May 22, 2006, the Company adopted an amendment to the Gibraltar Steel Corporation Restricted Stock Plan (the “Restricted Stock Plan”) providing for the termination of the Restricted Stock Plan effective April 1, 2005, (the date that the Omnibus Plan became effective). The Restricted Stock Plan is deemed to be material under Securities and Exchange Commission Regulation S-K Item 601(b)(10)(iii)(A) as a compensatory plan in which named executive officers of the Company participate. The Restricted Stock Plan was terminated in connection with the Company’s adoption of the Omnibus Plan which provides the Company the authority to issue restricted stock awards to employees and named executive officers of the Company.
     The Amendment to the Restricted Stock Plan providing for the termination of the Restricted Stock Plan, a copy of which is filed as Exhibit 10.4 hereto, is incorporated herein by reference.
Termination of Gibraltar Steel Corporation Non-Qualified Stock Option Plan
     On May 22, 2006, the Company adopted an amendment to the Gibraltar Steel Corporation Non-Qualified Stock Option Plan (the “Non-Qualified Option Plan”) providing for the termination of the Non-Qualified Option Plan effective as of May 19,

2006. The Non-Qualified Option Plan is deemed to be material under Securities and Exchange Commission Regulation S-K Item 601(b)(10)(iii)(A) as a compensatory plan in which named executive officers of the Company participate. The Non-Qualified Option Plan was terminated in connection with the Company’s adoption of the Omnibus Plan which provides the Company the authority to issue non-qualified stock option awards to employees and named executive officers of the Company.
     The Amendment to the Non-Qualified Option Plan providing for the termination of the Non-Qualified Option Plan, a copy of which is filed as Exhibit 10.5 hereto, is incorporated herein by reference.
ITEM 9.01. Financial Statements and Exhibits
(c)  Exhibits.
10.1  Gibraltar Industries, Inc. 2005 Equity Incentive Plan Form of Award of Restricted Stock
10.2  Change in Control Agreement, dated May 22, 2006, between Gibraltar Industries, Inc. and David W. Kay
10.3  First Amendment to the 2003 Gibraltar Incentive Stock Option Plan, dated May 22, 2006
10.4  First Amendment to Second Amendment and Restatement of the Gibraltar Steel Corporation Restricted Stock Plan, dated May 22, 2006
10.5  First Amendment to Second Amendment and Restatement of the Gibraltar Steel Corporation Non-Qualified Stock Option Plan, dated May 22, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 25, 2006	GIBRALTAR INDUSTRIES, INC.

/S/ David W. Kay

Name: David W. Kay
Title: Chief Financial Officer

EXHIBIT INDEX
10.1  Gibraltar Industries, Inc. 2005 Equity Incentive Plan Form of Award of Restricted Stock
10.2  Change in Control Agreement, dated May 22, 2006, among Gibraltar Industries, Inc. and David W. Kay
10.3  First Amendment to the 2003 Gibraltar Incentive Stock Option Plan, dated May 22, 2006
10.4  First Amendment to Second Amendment and Restatement of the Gibraltar Steel Corporation Restricted Stock Plan, dated May 22, 2006
10.5  First Amendment to Second Amendment and Restatement of the Gibraltar Steel Corporation Non-Qualified Stock Option Plan, dated May 22, 2006